Exhibit 24

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that James R. Chambers, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date:___________________, 2025 James R. Chambers State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this ___ day of __________, 2025, by James R. Chambers, who I have identified to be the person who signs herein. NOTARY PUBLIC My Commission Expires: _______________________ 18th February Texas Galveston 18thFebruary 04/28/2027 Electronically signed and notarized online using the Proof platform.

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Priya Abani, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date:___________________, 2025 Priya Abani State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this ___ day of __________, 2025, by Priya Abani, who I have identified to be the person who signs herein. NOTARY PUBLIC My Commission Expires: _______________________ 25th February Virginia Chesapeake 25th February 09/30/2027 Bryan Reid Notarized remotely online using communication technology via Proof.

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Samuel R. Bright, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date:___________________, 2025 Samuel R. Bright State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this ___ day of __________, 2025, by Samuel R. Bright, who I have identified to be the person who signs herein. NOTARY PUBLIC My Commission Expires: _______________________ REA Signature Page for Form 10-K and POAs for Regulatory Filings - Powers of Attorney for Form S-1 (for all Trustees) 6 20th February Florida  Orange 20th February 02/02/2026 Notarized remotely online using communication technology via Proof.

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Jason E. Brown, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date:___________________, 2025 Jason E. Brown State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this ___ day of __________, 2025, by Jason E. Brown, who I have identified to be the person who signs herein. NOTARY PUBLIC My Commission Expires: _______________________ February22nd Virginia Prince William, Virginia February22nd Electronic Notary Public 04/30/2025 Notarized remotely online using communication technology via Proof.

February 10th Texas Harris February10 Jamal Jones 12/29/2028 Electronically signed and notarized online using the Proof platform.

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Lisa W. Hess, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date:___________________, 2025 Lisa W. Hess State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this ___ day of __________, 2025, by Lisa W. Hess, who I have identified to be the person who signs herein. NOTARY PUBLIC My Commission Expires: _______________________ 15th February Florida Seminole 15th February 12/08/2025 Notarized remotely online using communication technology via Proof.

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Edward M. Hundert, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date:___________________, 2025 Edward M. Hundert State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this ___ day of __________, 2025, by Edward M. Hundert, who I have identified to be the person who signs herein. NOTARY PUBLIC My Commission Expires: _______________________ REA Signature Page for Form 10-K and POAs for Regulatory Filings - Powers of Attorney for Form S-1 (for all Trustees) 13 Feb 6, 2025 Texas Harris 6th February 10/20/2027 Electronically signed and notarized online using the Proof platform.

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Gina L. Loften, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date:___________________, 2025 Gina L. Loften State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this ___ day of __________, 2025, by Gina Loften, who I have identified to be the person who signs herein. NOTARY PUBLIC My Commission Expires: _______________________ 26thFebruary Texas Fort Bend 26th February 05/07/2028 Electronically signed and notarized online using the Proof platform.

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Maureen O’Hara, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the “Account”) in order to comply with the Securities Act of 1933, as amended (the “1933 Act”) and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date:___________________, 2025 Maureen O’Hara State of ______________________ ) ) ss. County of ______________________ ) SUBSCRIBED AND SWORN to before me this ___ day of __________, 2025, by Maureen O’Hara, who I have identified to be the person who signs herein. NOTARY PUBLIC My Commission Expires: _______________________ February 26th Florida Palm Beach February26th He/She/They is/are __ Personally Known OR _X_ Produced _DRIVER’S LICENSE, as identification. Eglarine Harrison 10/11/2025 Notarized remotely online using communication technology via Proof.

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Ramona E. Romero, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal , Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person 's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person 's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the " 1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. State of N .Q.,u.) --s.e_~~ County of M.£..rt o C- ) ) ss. ) SUBSCRIBED AND SWORN to before me this li._ '\'<Jay of ~ 2025, by Ramona E. Romero, who I have identified to be the person who signs herein. ~ A My Commission Expires: _ \_\_ \ ~- --<\,_2.0~ ~'2f>~ -- ~-~~ ~~~&~,---;;:;,:~ ==~ ~ NOT RY PUBLIC ROSALIE CEBALLOS NOT ARY PUBLIC OF NEW JE.~SEY Commission # 2414197 My Commlssloo Exr~res 11/1~

Tab 3: Powers of Attorney for Form S-1 (for all Trustees)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Kim M. Sharan, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: ____________________, 2025

Kim Michele Sharan

Kim M. Sharan

State of ____________________)
) ss.
County of ____________________)

SUBSCRIBED AND SWORN to before me this ___ day of ____________, 2025, by Kim M. Sharan, who I have identified to be the person who signs herein.

NOTARY PUBLIC STATE OF TEXAS
Ariel Murchison
ID NUMBER
132795705
COMMISSION EXPIRES
November 23, 2028

Ariel Murchison

NOTARY PUBLIC

My Commission Expires: ____________________

Notary Public, State of Texas

Electronically signed and notarized online using the Proof platform.

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